ADVANCED SERIES TRUST

AST Herndon Large-Cap Value Portfolio

AST MFS Global Equity Portfolio

Supplement dated July 20, 2016 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectuses for the AST Herndon Large-Cap Value Portfolio and the AST MFS Global Equity Portfolio and should be retained for future reference. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the AST Prospectus.

A.                 AST Herndon Large-Cap Value Portfolio: Name Change

The Board of Trustees of the Trust recently approved changing the name of the AST Herndon Large-Cap Value Portfolio to the AST Value Equity Portfolio. This change is expected to become effective on or about September 12, 2016.

B.                 AST MFS Global Equity Portfolio: Addition of New Portfolio Manager

Effective September 30, 2016, Ryan P. McAllister, will join David R. Mannheim and Roger Morley as portfolio manager for the AST MFS Global Equity Portfolio.

To reflect this change, the Summary Prospectus is hereby revised as follows, effective September 30, 2016:

I.	The following information is hereby added to the table in the section of the Summary Prospectus entitled “Management of the Portfolio”:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Massachusetts Financial Services Company	Ryan P. McAllister	Investment Officer	September 2016
AST Investment Services, Inc.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP7L